Corporate Update AeA Classic Financial Conference November 2008 Exhibit 99.1

Safe Harbor Statement
Certain matters discussed herein constitute forward-looking
statements that are based on management’s current expectations, and involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks include, among others, risks related to the previously disclosed restatement of
Vitesse’s financial statements, and Vitesse’s failure to file its required reports under the Securities Exchange Act of 1934.
Furthermore, information provided which is not historical in nature is considered to be forward-looking pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Vitesse undertakes no duty to update any forward-looking
statements or to confirm forward-looking statements to actual results or changes in the Company’s expectations.

The Company
Founded 1984.  Initial Offering: December 1991
Symbol: VTSS (Currently trading on Pink Sheets)
World-Class Products and Technology
Fabless Semiconductor Company with a 20+ Year History
SONET and Ethernet Networking
High-Speed Mixed-Signal Physical Layer Technologies
Worldwide Presence
Headquarters: Camarillo, California
Five Domestic and Four International Design Centers
Diversified Sales:  45% domestic, 43% Asia, 12% Europe
500 Employees
308 in Engineering

Financial Position
Cash Flow Positive From Operations
Improved Cash Balance
Restructured Debt
FY06 / FY07 Earnings Complete
Timely Filer in 2008
Company Status
Corporate Structure
Filled Key Management Positions
Re-constituted Board of Directors
Divested Storage Products Division
Restructured Businesses
Market Approach
Two Large IC Market Segments:
Carrier Networking & Enterprise Networking
Differentiated Technology Advantages
Expanding Tier 1 Customer Relationships
Investing for Growth
Integrated R&D Organization
Focused on High-Growth Markets
Investing in New Product Development
Gaining Share in Critical Markets
Fabless Model

Management Team
Rockwell International Science Center, St. Jude Medical 1996 Roy Carew VP, Quality
Sterling Software (CA), Capital Relations,
Genoa Technologies, MS&L, ValueClick
2006 Ronda Grech VP, Communications & HR
Avnet, National Semiconductor,
TriQuint Semiconductor, Teradyne
2001 Tony Conoscenti VP, Product Marketing
GAIN Electronics, Prudential Securities, AT&T
Intel, American Microsystem, Intersil, Siliconix,
Alliance Semiconductor, Sun Microsystems
1988
2001
Mike Logan
Phil Richards
VP, Sales
Eastern U.S. & Europe
Western U.S. & Asia
2006
2007
2007
2006
1986
Tenure
3Com, Audio Processing Technology,
Tritel Telecommunications, CSD Hathaway
Paul Browne VP, Engineering
Ciena, Internet Photonics, Lucent (Bell Labs) Martin Nuss VP, Strategy and Techn.
Capella Photonics, Avanex Corporation, Actelis Networks Rich Yonker Chief Financial Officer
Worldwide Restaurant Concepts, Atlantic Richfield,
Montgomery Ward
Michael Green
VP, General Counsel and
Corporate Secretary
Bell Labs Chris Gardner Chief Executive Officer
Experience Officer Position

6 The World Is ‘Networking’ 100X increase in traffic drives: Increased bandwidth, scalability, and reliability

Ethernet MACs, Ethernet Switches & PHYs
Markets, Trends, and Product Lines
METRO & ACCESS
NETWORKS
DATA CENTER &
LARGE ENTERPRISES
LOCAL AREA SMALL
MEDIUM ENTERPRISES
Optical PHYs and Signal Integrity Devices
Processing ICs: Framers, Mappers, & TSI Switches
Transition to Carrier Ethernet
Access & SAN Convergence to Ethernet
Higher Integration
Capacity and Speed Upgrades
CORE & OPTICAL
NETWORKS

$2.5 Billion Market; R&D Investments for Growth
METRO & ACCESS
NETWORKS
DATA CENTER &
LARGE ENTERPRISES
CORE & OPTICAL
NETWORKS
Served Market $2.5B - CAGR~20%
2009 IC TAM
Vitesse R&D Investment Level
Ethernet
MACs, Switches, PHYs
Optical PHYs
Signal Integrity
IP
Processing ICs
Processing ICs:
Framers, Mappers,
TSI Switches
Ethernet MACs,
Ethernet Switches
PHYs
Optical  PHYs
Signal Integrity
$749 M
$1014 M
$724 M
Sources: Infonetics, IDC, RHK, Vitesse
LOCAL AREA SMALL
MEDIUM ENTERPRISES

9 Complete Product Solutions Drive Platform Wins

Shifts to Ethernet Fuel Growth
0
100
200
300
400
2007 2008 2009 2010
0
50
100
150
200
2007 2008 2009 2010
Sources: IDC, RHK
Vitesse
0
100
200
300
400
2007 2008 2009 2010
57% CAGR
10 Gigabit Ethernet IC Market
Signal Integrity IC Market
Stable Base Accelerating Growth
0
100
200
300
400
500
2007 2008 2009 2010
SONET PHY/PMD IC Market
SONET Framer/Mapper IC Market
8% CAGR
4% CAGR
24% CAGR

Value Proposition
$2.5 Billion Market
Poised for Transition:  Convergence to Ethernet
Solid 2007 Performance
Re-structured Balance Sheet • SEC Compliant in 2008
Strong Position as 20-Year Single-Sourced Supplier at Tier 1 OEMs
Proven Technology Leader and Innovator
Improving Operational Metrics
Investing in Growth with Integrated R&D Organization

Financials

SEC Compliance
Vitesse is not current with its filings with the Securities and Exchange
Commission (SEC).
A Form 10-K that includes audited financial statements for the fiscal years ended
September 30, 2006 and 2007 was filed with the SEC on September 30, 2008.
The Forms 10-Q for Vitesse’s first three quarters of fiscal year 2008 are expected to be filed by the end of November 2008.
Vitesse expects to file a Form 10-K for the fiscal year ended September 30, 2008, in
December 2008, and after such filing, would be current with respect to its Exchange
Act reporting requirements.
Vitesse will suspend “State-of-the-Company” investor conference calls and will no longer disclose unaudited “Operating Metrics.” A conference call to discuss Q4 fiscal year 2008 results will be held in conjunction with the filing of the audited financials in the Form 10-K for fiscal year 2008.

14 FY2006 and FY2007 Revenue (GAAP) 0.0 10.0 20.0 30.0 40.0 50.0 60.0 $M Revenue

15 Revenue Growth From Core Markets Revenue Growth Networking + Ethernet + 17% Storage (12%) Total + 9.2% 0 50 100 150 200 250 2006 2007 Networking Ethernet Storage

16 FY2006 and FY2007 Expenses (GAAP) 0 10 20 30 40 50 60 70 $M Cost of Revenue R&D SG&A Acctng Reconstr Amort Int Assets

17 FY2006 and FY2007 Expense as % of Revenue (GAAP) 56% 51% 33% 21% 24% 19% 6% 4% 3% 8% 0% 20% 40% 60% 80% 100% 120% FY2006 FY2007 Cost of Revenue R&D SG&A Acctng Recon Amort Intag Assets

18 FY2006 and FY2007 Operating Income (GAAP) -18.0 -14.0 -10.0 -6.0 -2.0 2.0 $M Operating Income

19 Cash (GAAP) 0 5 10 15 20 25 30 $M Cash

FY2008 Investor Calls – Q1, Q2, and Q3
* Vitesse has not filed Form’s 10-Q for the first three quarters of fiscal 2008 but expects to file such Forms by the end of November 2008 and the **Form 10-K by December with Q4 audited financials. Accordingly, the Income Statement and Balance Sheet metrics noted above involve risks and uncertainties and may be subject to change.
Unaudited Operating Metrics*
** 25.5 16.4 17.7 Acct Receivables $M
** 18.9 15.4 20.2 Acct Payables $M
42.0
33.0
2.7
25.3
55.6
Q3
43.8
36.0
3.0
23.0
55.5
Q2
Income Statement
44.0
41.5
3.0
23.9
54.9
Q1
** Operating Expenses $M
** Professional Fees $M
Balance Sheet
** Consumption $M
36.7 Cash $M
Net Inventory $M
Metric
**
Q4
** 25.5 16.4 17.7 Acct Receivables $M
** 18.9 15.4 20.2 Acct Payables $M
42.0
33.0
2.7
25.3
55.6
Q3
43.8
36.0
3.0
23.0
55.5
Q2
Income Statement
44.0
41.5
3.0
23.9
54.9
Q1
** Operating Expenses $M
** Professional Fees $M
Balance Sheet
**
36.7
Net Inventory $M
Metric
**
Q4

Long-Term Financial Targets*
Income statement targets as % of revenues
Gross margins 55% to 60%
R&D  25% to 28%
SG&A 11% to 14% (excluding depreciation)
Operating Income 11% to 16%
EBITDA  17% to 22%
Balance sheet targets
Four Inventory turns per year
Accounts payable and accounts receivable at normal industry levels
* Our long-term financial targets contain forward-looking statements including without limitation those about the Vitesse’s estimated gross margins, operating income and EBITDA.  These statements involve risks and uncertainties, as well as current expectations of future events based on certain assumptions. Accordingly such targets are not guarantees of future performance as our actual results may differ significantly from our long-term financial targets.

Vitesse’s Compelling Message
MEGA-market of $2.5B growing at 15%
Sustainable business model
Cash
Solid Balance Sheet
Cash flow positive from operations
Competitive advantage with products and engineering

Thank You